================================================================================
                         ORACLE CONTRACT INFORMATION

[ ] GLOBAL LICENSE TERMS DISTRIBUTED WITH PROGRAMS.

DESIGNATED SYSTEM
 Make/Model:       Pentium-PC COMPATABLE           Media Type: CD STANDARD

 Operating System: WINDOWS                         CSI Number:

Qty
Shipped     Level     Programs               Type of Use     List Each   Disc.  Extended Net
--------------------------------------------------------------------------------------------
    1       Full Use  Networking Bundle      1 Named User          .00                   .00
                                                                                ------------
                                                             Sub Total:                  .00

            Initial 1 Year Technical Support                       .00                   .00

DESIGNATED SYSTEM
 Make/Model:       Pentium-PC COMPATABLE           Media Type: CD STANDARD

 Operating System: WINDOWS  95                     CSI Number:

Qty
Shipped     Level     Programs               Type of Use     List Each   Disc.  Extended Net
--------------------------------------------------------------------------------------------
    1       Full Use  Networking Bundle      1 Named User          .00                   .00
                                                                                ------------
                                                             Sub Total:                  .00

            Initial 1 Year Technical Support                       .00                   .00

------------------------------
|  CSI # (s)     ORDER # (S) |
| 1184639          5270823   |
| 1184640          5270824   |
| 1184641                    |
| 1184642                    |
------------------------------


"Confidential material omitted and filed separately with the Securities and Exchange Commission. Heavy black lines denotes such omissions."

                                  ORDER FORM

[LOGO OF ORACLE APPEARS HERE]                             Quote #: 97831
                                                            Page : 2 of 3

Customer    BOSTON COMMUNICATION GROUP

 DESIGNATED SYSTEM
  Make/Model:         PENTIUM-PC COMPATIBLE            Media Type:   CD STANDARD
  Operating System:   WINDOWS NT                       CS Number:


 Qty
 Shipped       Level          Programs                Type of Use   List Each       Disc.      Extended Net
 --------------------------------------------------------------------------------------------------------------------
   1      Full Use          Oracle Server            42 Concur Dev      --               25%       --
   1      Full Use          Oracle Server             8 Concur Dev      --               10%       --
   1      Full Use     Professional Developer/2000    5 Developer       --               10%       --
                                                                                              ----------------
                                                                             Sub Total:            --

          Initial 1 Year Silver Annual Technical Support                --            18.4%        --


 DESIGNATED SYSTEM
  Make/Model:         PENTIUM-PC COMPATIBLE            Media Type:   CD STANDARD
  Operating System:   WINDOWS NT                       CS Number:

 Qty
 Shipped       Level        Programs                  Type of Use    List Each       Disc.    Extended Net
 --------------------------------------------------------------------------------------------------------------------
   1      Full Use          Networking Bundle         1 Named User            .00                          .00
   1      Full Use          Networking Bundle         1 Named User            .00                          .00
                                                                                              ----------------
                                                                             Sub Total:                    .00

          Initial 1 Year Silver Annual Technical Support                    .00                            .00

                                                            Total License Fees Due:                  --
                                                            Total Technical Support Fee Due:         --
                                                            Total Additional Fees Due:
                                                                                              ================
                                                            Total Fees Due:                          --        USD


NAMED USER
A "Named User" or "Developer" is defined as an individual authorized by the Customer to use the Programs, regardless of whether the individual is actively using the Programs at any given time.

CONCURRENT DEVICE
The number of "Concurrent Devices" is defined as the maximum number of input devices accessing the programs at any given point in time. If multiplexing software or hardware (e.g. a TP Monitor) is used, this number must be measured at the multiplexing front end. The number of Concurrent Devices licensed for the database option products must equal the number of Concurrent Devices licensed for the Oracle7 Server. Rdb7 Server or the Oracle CODASYL DBMS on each computer.

FULL USE PROGRAMS
"Full Use Programs" are defined as unaltered versions of the Programs with all functions intact.

TECHNICAL SUPPORT
Annual Technical Support services ordered by Customer will be provided under Oracle's Technical Support policees and pricing in effect on the date Technical Support is ordered and shall be effective upon shipment (or upon Order Form Effective Date for products not requiring shipment); first year Technical Support is quoted above, if ordered. Fees for Technical Support are due and payable annually in advance.


"Confidential material omitted and filed separately with the Securities and Exchange Commission. Heavy black lines denote such omissions."

ORACLE(R)                       ORDER FORM                      Quote #:  87631
                                                                   Page:  3 of 3

Customer     BOSTON COMMUNICATION GROUP

  MISCELLANEOUS
  As specified on this Order Form, Oracle shall deliver to the Customer Location, for use in the United States, the number of copies specified above of the software media and Documentation (cdrom or bound, whichever is generally available) ("Master Copy") for each Program currently available in production release as of the Effective Data for use on the Designated Systems. Customer shall have the right to make up to one copy of the Program(s). Including documentation, for each licensed Named User/Concurrent Device of the Program(s) and Customer shall be responsible for installation of the software. The license fees specified above shall be due and payable not 30 days from the invoice date, and shall be noncancelable and the sum paid nonrefundable. Customer agrees to pay applicable sales/use tax, media and shipping charges. The following shipping terms shall apply: FOB Destination, Prepaid and Add.

Thank you for your interest in Oracle. If you have any questions pieces contact Sean Lawrence, your Oracle Sales Representative, at 415 833 4078.

Customer and Oracle agree that the terms and pricing of this Order Form shall not be disclosed without prior written consent of the other party.
This quote is valid through August 26, 1998 and shall become binding upon execution by Customer and acceptance by Oracle.


--------------------------------------------------------------------------------

 BOSTON COMMUNICATION GROUP                    ORACLE CORPORATION

 Signature: /s/ Peter Zuyus, Sr.               Signature:  /s/ Charles Adams
            --------------------------------              ----------------------
 Name:  /s/ Peter Zuyus, Sr.                   Name:           Charles Adams
        ------------------------------------         ---------------------------
 Title:      VP                                Title:    DMD Sales Support
        ------------------------------------          --------------------------
 Date:       9/23/96
       -------------------------------------

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